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                                                                   Exhibit 10.10

             FORM OF OFFICER AND DIRECTOR INDEMNIFICATION AGREEMENT

      THIS INDEMNIFICATION AGREEMENT ("Agreement") is made as of this day of   ,
2006, between Corel Corporation, a corporation existing under the laws of Canada
(the "Company"), and     (the "Indemnified Party").

      WHEREAS, the Indemnified Party is an executive officer/member of the Board of Directors of the Company and in such capacity is performing a valuable service for the Company; and

      WHEREAS, the by-laws of the Company (the "By-laws") provide for the indemnification of its directors and executive officers to the maximum extent authorized by law; and

      WHEREAS, Section 124 of the Canada Business Corporations Act (the "CBCA") permits, and in some cases requires, the Company to indemnify individuals who are or were directors and officers of the Company, or who act or acted at the Company's request as directors or officers or in a similar capacity of other entities (an "Other Entity", a term which, for the purposes of this Agreement will include a corporation or other entity that becomes an Other Entity in the future). All such individuals, including those acting in a capacity similar to director and/or officer of an Other Entity, are referred to as "Directors" and "Officers", respectively, and the phrase "Director and Officer" means an individual who is or was either, or both, a Director and/or an Officer; and

      WHEREAS, the number of lawsuits and shareholders' derivative lawsuits against corporations, their directors and officers has increased in recent years, such lawsuits frequently are without merit and seek damages in amounts having no reasonable relationship to the amount of compensation received by the directors and officers from the corporation, and such lawsuits whether or not meritorious are expensive and time-consuming to defend; and

      WHEREAS, the Company wishes to have the Indemnified Party continue to serve as a Director and Officer free from undue concern for unpredictable or unreasonable claims for damages by reason of the Indemnified Party's status as a Director and Officer, by reason of the Indemnified Party's decisions or actions on its behalf or by reason of the Indemnified Party's decisions or actions in another capacity while serving as a Director and Officer; and

      WHEREAS, the Indemnified Party has expressed reluctance to continue to serve as a Director and Officer without assurances that adequate insurance and indemnification is and will continue to be provided; and

      WHEREAS, in order to induce the Indemnified Party to continue to serve as a Director and Officer, the Company has determined and agreed to enter into this Agreement with the Indemnified Party;

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      NOW, THEREFORE, in consideration of the sum of $1.00 now given by the
Indemnified Party to the Company, of the Indemnified Party's continued service as a Director and Officer, and of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1. Indemnified Party Liability Insurance.


            (a) Except as provided in (b) below, the Company hereby agrees to use its best efforts to obtain and maintain directors and officers liability insurance for the Indemnified Party for so long as the Indemnified Party shall continue to serve as a Director and Officer and thereafter so long as the Indemnified Party shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the Indemnified Party was a Director and Officer.

            (b) The Company shall have no obligation hereunder to obtain or maintain directors and officers liability insurance if, in the reasonable business judgment of the Board of Directors of the Company, such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, or the coverage provided by such insurance is limited, by exclusions or otherwise, so as to provide an insufficient benefit.

            (c) In all policies of directors and officers liability insurance, the Indemnified Party shall be covered as an insured party in such a manner as to provide the Indemnified Party the same rights and benefits, subject to the same limitations, as are accorded to the Company's executive officer or director most favourably insured by such policies.

            (d) The Company shall give prompt written notice to the Indemnified Party of any amendment or other change or modification, or any proposed amendment, change or modification, to any policy of directors and officers liability insurance maintained by the Company and covering the Indemnified Party.

      2. Indemnification. Subject only to the exclusions set forth in this Agreement, the Company hereby agrees to hold harmless and indemnify the Indemnified Party to the full extent authorized or permitted by Section 124 of the CBCA, including any amendment thereof, or any other statutory provisions authorizing or permitting such indemnification which are adopted after the date hereof. Notwithstanding the foregoing, the Company shall not be required to indemnify the Indemnified Party for any losses to the extent that such losses are covered by directors and officers liability insurance as described in
Section 1 above. Without limiting the generality of the foregoing:

            (a) Third Party Actions. The Company shall hold harmless and indemnify the Indemnified Party if the Indemnified Party was or is a party or is threatened to be made a party to any claim, demand, action, suit, investigation or proceeding, whether civil, criminal, administrative or investigative (other than an action

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by or in the right of the Company), whether anticipated, threatened, pending, commenced, continuing or completed, and any appeal or appeals therefrom (collectively, "proceedings") by reason of the fact that the Indemnified Party is or was or had agreed to serve (so long as the Indemnified Party actually is serving or did so serve) as a Director and Officer, against any and all costs, charges and expenses actually and reasonably incurred by the Indemnified Party or on the Indemnified Party's behalf in connection with such proceeding.

            (b) Suits By or in the Right of the Company or an Other Entity. The Company shall hold harmless and indemnify the Indemnified Party if the Indemnified Party is or was a party or is threatened to be made a party to any proceeding by or in the right of the Company or an Other Entity by reason of the fact that the Indemnified Party is or was or had agreed to be (so long as the Indemnified Party actually is or did become) a Director and Officer against any and all costs, charges and expenses. In respect of an action by or on behalf of the Company or an Other Entity to procure a judgment in its favour to which the Indemnified Party is made a party by reason of being or having been a Director and Officer, indemnification under Section 2, including the making of expense advances under Section 2(e) and Section 6(c), shall be made only after obtaining approval of the court having jurisdiction.

            (c) Partial Indemnification. If the Indemnified Party is entitled to indemnification under any provision of this Agreement for a portion of the costs, charged and expenses actually and reasonably incurred by the Indemnified Party or on the Indemnified Party's behalf in the investigation, defense, appeal or settlement of such proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnified Party for the portion thereof to which the Indemnified Party is entitled.

            (d) Advancement of Expenses. All costs, charged and expenses incurred by the Indemnified Party or on the Indemnified Party's behalf in defending a proceeding, or in enforcing the Indemnified Party's rights under any provisions of this Agreement, shall be paid by the Company in advance of the final disposition of such proceeding in the manner prescribed by Section 4 hereof.

            (e) Amendments to Indemnification Rights. The Company shall not adopt any amendment to its Articles of Amendment, as amended (the "Articles") or By-Laws the effect of which would be to deny, diminish or encumber the Indemnified Party's rights to indemnity pursuant to the Articles, By-Laws, the CBCA or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Company's Board of Directors or shareholders, as the case may be. In the event that the Company shall adopt any amendment to the Articles or By-Laws the effect of which is to change the Indemnified Party's rights to indemnity under such instruments, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof. The Company shall give written notice to the Indemnified Party of any proposal with respect to any such amendment no later than the date such amendment is first presented to the Board of Directors (or any committee thereof) for consideration, and

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shall provide a copy of any such amendment to the Indemnified Party promptly after its adoption.

            (f) Indemnification for Expenses as a Witness. To the extent the Indemnified Party is, by reason of the Indemnified Party's status as a Director and Officer, a witness in any proceeding, the Company shall indemnify the Indemnified Party against all costs, charges and expenses in connection therewith.

            (g) Definition of Costs, Charges and Expenses. "Costs, charges and expenses" shall include:

                  (i) all liabilities, damages, costs, charges and expenses whatsoever that the Indemnified Party may sustain or incur as a result of serving as a Director and Officer in respect of any act, matter, deed or thing whatsoever made, done, committed, permitted or acquiesced in by the Indemnified Party as a Director and Officer, whether before or after the effective date of this Agreement;

                  (ii) an amount paid to settle an action or satisfy a judgment, except in respect of an action to which paragraph (b), above, is applicable;

                  (iii) a fine, penalty, levy or charge paid to any domestic or foreign government (federal, state, provincial, municipal or otherwise) or to any regulatory authority, agency, commission or board of any domestic or foreign government, or imposed by any court or any other law, regulation or rule-making entity having jurisdiction in the relevant circumstances (collectively, a "Governmental Authority"), including as a result of a breach or alleged breach of any statutory or common law duty imposed on directors or officers or of any law, statute, rule or regulation or of any provision of the articles, by-laws or any resolution of the Company or an Other Entity;

                  (iv) an amount paid to satisfy a liability arising as a result of the failure of the Company or an Other Entity to pay wages, vacation pay and any other amounts that may be owing to employees or to make contributions that may be required to be made to any pension plan, retirement income plan or other benefit plan for employees or to remit to any Governmental Authority payroll deductions, income taxes or other taxes, or any other amounts payable by the Company or an Other Entity;

                  (v) legal costs on a solicitor and his own client basis, including those incurred in enforcing the Indemnified Party's rights under this Agreement, and other fees and expenses of other professionals and experts; and

                  (vi) lost wages in connection with participating in any proceeding, including as a witness.

      3. Limitations on Indemnification. An indemnity pursuant to Section 2 hereof shall be paid by the Company only if the Indemnified Party:

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            (a) acted honestly and in good faith with a view to the best interests of either the Company or the Other Entity, as the case may be; and

            (b) in the case of a criminal or administrative proceeding that is enforced by a monetary penalty, the Indemnified Party had reasonable grounds for believing that the Indemnified Party's conduct was lawful.

            (referred to collectively as the "Standards of Conduct")

      4. Additional Limitations on Indemnification. No indemnity pursuant to
Section 2 hereof shall be paid by the Company:

            (a) on account of the Indemnified Party's conduct which is finally adjudged in a non-appealable decision to have been fraudulent, dishonest or willful misconduct, or a knowing violation of law;

            (b) on account of the receipt by the Indemnified Party of any personal profit or advantage to which the Indemnified Party is adjudged in a final, non-appealable decision not to be entitled;

            (c) for costs, charges and expenses incurred by the Indemnified Party, as a plaintiff, in a proceeding against the Company or against directors or other officers of the Company (other than suits brought by the Indemnified Party to enforce the Indemnified Party's rights under any provisions of this Agreement), unless such proceeding is authorized by the Board of Directors or such indemnification is required by law;

            (d) if a final, non-appealable decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

            (e) for amounts paid by the Indemnified Party in settlement of any proceeding without the Company's written consent;

            (f) in respect of any proceeding initiated by the Indemnified Party
(i) against the Company or an Other Entity, unless it is brought to establish or enforce any right under this Agreement; (ii) against any Director or Officer unless the Company or the Other Entity, as the case may be, has joined in or consented to the initiation of such proceeding; or (iii) against any other corporation, partnership, trust, joint venture, unincorporated entity or person, unless it is a counterclaim.

      5. Successful Defense. Notwithstanding Sections 3 and 4, to the extent that the Indemnified Party has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) or (b) of Section 2, or in the defense of any claim, issue or matter therein, the Company shall indemnify the Indemnified Party against any and all expenses (including attorneys' fees) actually and reasonably incurred by the Indemnified Party or on the Indemnified Party's behalf in connection therewith. Dismissal of any action with prejudice, or a settlement not involving any payment or assumption of liability, shall be deemed a successful defense.

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      6. Indemnification Procedures.

            (a) Notice to the Company. Promptly after receipt by the Indemnified Party of notice of the commencement of any proceeding, the Indemnified Party shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof. Such notice shall set forth in reasonable detail the events giving rise to such claim and the amount requested, if known. Failure of the Indemnified Party to provide such notice shall not relieve the Company of its obligations under this Agreement except to the extent such failure has a material and adverse effect on the ability of the Company to meet such obligations.

            (b) Notice to Insurers. If, at the time of receipt of such notice, the Company has directors and officers liability insurance in effect, the Company shall give prompt notice of the commencement of proceeding to the insurers in accordance with the procedures set forth in the respective policies in favour of the Indemnified Party. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnified Party, all losses and expenses payable as a result of such proceeding in accordance with the terms of such policies.

            (c) Advancement of Expenses. Subject to subsections (d) and (e) below, the costs, charges and expenses reasonably incurred by the Indemnified Party or on the Indemnified Party's behalf in investigating, defending or appealing any proceeding, or in enforcing the Indemnified Party's rights under any provisions of this Agreement, covered by Section 2 above shall be paid by the Company within 20 days of the Indemnified Party's written request therefor even if there has been no final disposition of such proceeding. The Indemnified Party's written request shall provide the Company with a written affirmation of the Indemnified Party's good faith belief that the Indemnified Party is entitled to indemnification under this Agreement, state the amount requested and shall be accompanied by copies of the invoices or other relevant documentation. The Company shall have no obligation to make expense advances to the Indemnified Party unless and until a majority of those members of the Company's Board of Directors who have no interest in the relevant proceeding, authorize the making of such advances to the Indemnified Party. The Board of Directors may, before authorizing expense advances, retain independent counsel or make any inquiries it considers appropriate in the circumstances for the purpose of confirming the Indemnified Party's compliance with the Standards of Conduct and entitlement to indemnity. The Board of Directors shall have discretion in deciding whether or not to authorize such advances, but shall exercise its discretion reasonably, in light of all relevant circumstances, and in good faith.

            (d) Undertaking to Repay Advances. The Indemnified Party agrees that the Indemnified Party will reimburse the Company for all advances paid by the Company to the Indemnified Party under this Agreement in the event and only to the extent that it shall ultimately be determined that the Indemnified Party was not entitled to be indemnified under this Agreement in respect of those amounts. If requested by the Company, the Indemnified Party will provide a written undertaking to the Company

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confirming the Indemnified Party's obligations under the preceding sentence as a condition to receiving an expense advance.

            (e) Assumption of Defense by the Company. Except as otherwise provided below, the Company, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense of any proceeding of which it has been notified by the Indemnified Party pursuant to subsection (a) above, with counsel reasonably satisfactory to the Indemnified Party. After notice from the Company to the Indemnified Party of its election to assume the defense thereof, the Company will not be liable to the Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Party; provided, however, that the Indemnified Party shall have the right to employ the Indemnified Party's own counsel in such proceeding at the expense of the Company if, at any time after such notice from the Company, (i) the employment of counsel by the Indemnified Party has been authorized by the Company, (ii) the Indemnified Party shall have reasonably concluded based on the advice of counsel that there may be a conflict of interest between the Company and the Indemnified Party in the conduct of such defense, or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of the Indemnified Party's counsel shall be subject to reimbursement in accordance with the terms of this Agreement. The Company shall not be entitled to assume the Indemnified Party's defense of any proceeding brought by the Company or an Other Entity or as to which the Indemnified Party shall have made the conclusion provided for in clause (ii) above.

            (f) Determination of Right to Entitlement.

                  (i) In the event that the Indemnified Party incurs liability for any costs, charged and expenses and indemnification is sought under this Agreement, the Company shall pay (or provide for payment if so required by the terms of any judgment or settlement) such amounts within 30 business days of the Indemnified Party's written request therefor unless a determination is made within such 30 business days that the claims giving rise to such request are excluded or indemnification is otherwise not due under this Agreement. Such determination, and any determination required by applicable law as to whether the Indemnified Party has met the standard of conduct required to qualify and entitle the Indemnified Party, partially or fully, to indemnification under
Section 2 of this Agreement, shall be made, at the Company's discretion, (1) by the Board of Directors of the Company by a majority vote of the directors who were not parties to such action, suit or proceeding even though less than a quorum, or (2) if such a majority is not obtainable, or even if obtainable a majority of the disinterested directors so directs, by written opinion of independent legal counsel selected by the Company and reasonably satisfactory to the Indemnified Party, or (3) by the Company's shareholders; provided, however, that if a change of control has occurred such determination shall be made by written opinion of independent legal counsel selected by the Indemnified Party or, if requested by the Indemnified Party, by the Company. The term "independent legal counsel" shall mean for this purpose a lawyer or firm of lawyers experienced in matters of corporation law that is not now nor has within the previous three years been retained to represent the Indemnified Party, the Company or any other party to the proceeding giving

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rise to the claim for indemnification hereunder; provided that "independent legal counsel" shall not include any person who under applicable standards of professional conduct would have a conflict of interest in representing the Indemnified Party or the Company in an action to determine the Indemnified Party's rights under this Agreement. The term "change of control" shall mean:
(1) the consummation of any transaction after which any "person" or "group" (as such terms are used in Sections 3(a)(9), 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than Vector Capital Corporation, related investment funds and co-investors and their affiliates is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities, or possesses the power to vote or control the vote of securities, of the Company representing 30% or more of the combined voting power of the common shares of the Company; or (2) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  (ii) Notwithstanding the foregoing, the Indemnified Party may within 60 days after a determination adverse to the Indemnified Party has been made as provided above, or if no determination has been made within 30 business days of the Indemnified Party's written request for payment, any court of competent jurisdiction, or may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the Arbitration Act, 1991 (Ontario), which award shall be deemed final, unappealable and binding, to determine whether the Indemnified Party is entitled to indemnification under this Agreement, and such court or arbitrator, as the case may be, shall thereupon have the exclusive authority to make such determination unless and until such court or arbitrator dismisses or otherwise terminates such action without having made a determination. The court or arbitrator, as the case may be, shall make an independent determination of entitlement irrespective of any prior determination made by the Board of Directors, independent legal counsel or shareholders. In any such action before the court or arbitrator, the Indemnified Party shall be presumed to be entitled to indemnification and the Company shall have the burden of proving that indemnification is not required under this Agreement. All fees and expenses of any arbitrator pursuant to this provision shall be paid by the Company.

            (g) Enforcement Expenses. In the event that the Indemnified Party brings suit or takes any other action to enforce the Indemnified Party's rights or to collect monies due under this Agreement, and if the Indemnified Party is successful therein, the Company shall reimburse (to the extent not previously advanced) the Indemnified Party for all of the Indemnified Party's reasonable expenses, including legal fees, in any such suit or action.

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      7. Presumptions/Knowledge.


            (a) For purposes of any determination hereunder the Indemnified Party will be deemed, subject to compelling evidence to the contrary, to have acted in good faith and in the best interests of the Company. The Company will have the burden of establishing the absence of good faith.

            (b) The knowledge and/or actions, or failure to act, of any other director, officer, agent or employee of the Company or any other entity will not be imputed to the Indemnified Party for purposes of determining the right to indemnification under this Agreement.

            (c) The Company will have the burden of establishing that any expense it wishes to challenge is not reasonable.

      8. Settlement. The parties wish to encourage the settlement of any proceeding. Accordingly, the parties agree as follows:

            (a) the Company may, with the prior written consent of Indemnified Party (which consent shall not be unreasonably withheld or delayed), enter into an agreement to settle any proceeding;

            (b) if the Indemnified Party refuses after requested by the Company, acting reasonably, to give consent to the terms of a proposed settlement which is otherwise acceptable to the Company, the Company may require the Indemnified Party to negotiate or defend the claim independently of the Corporation. In that case, any amount recovered by the claimant in excess of the amount for which settlement could have been made by the Company shall not be recoverable under this Agreement, and the Company will only be responsible for costs, charges and expenses up to the time at which settlement could have been made;

            (c) the Company shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed);

            (d) the Indemnified Party shall have the right to negotiate a settlement in respect of any proceeding, provided that unless the Company has approved the settlement, the Indemnified Party shall pay any compensation or other payment to be made under the settlement and the costs of negotiating and implementing the settlement, and shall not seek indemnity from the Company in respect of such compensation, payment or costs; and

            (e) the settlement of a proceeding shall not create a presumption that the Indemnified Party did not meet or would not have met the Standards of Conduct.

      9. Continuation of Indemnification. The Company's obligations to indemnify the Indemnified Party hereunder shall continue throughout the period the Indemnified Party is a Director and Officer and thereafter so long as the Indemnified

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Party shall be subject to any possible proceeding by reason of the fact that the
Indemnified Party was a Director and Officer.

      10. Tax Adjustment. Should any payment made pursuant to this Agreement, including the payment of insurance premiums or any payment made by an insurer under an insurance policy, be deemed to constitute a taxable benefit or otherwise be or become subject to any tax or levy, then the Company shall pay any amount as may be necessary to ensure that the amount received by or on behalf of the Indemnified Party, after the payment of or withholding for such tax, fully reimburses the Indemnified Party for the actual cost, expense or liability incurred by or on behalf of the Indemnified Party.

      11. Successors and Assigns. This Agreement shall be binding upon the Company, its successors and assigns (including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law), and shall inure to the benefit of the Indemnified Party and the Indemnified Party's heirs, personal representatives, executors and administrators and shall be binding upon the Indemnified Party and the Indemnified Party's successors in interest under this Agreement.

      12. Rights Not Exclusive. The rights provided hereunder shall not be deemed exclusive of any other rights to which the Indemnified Party may be entitled under any provision of law, Articles of Incorporation, By-law, other agreement, vote of shareholders or of disinterested directors or otherwise, both as to action in the Indemnified Party's official capacity and as to action in any other capacity while occupying any of the positions referred to in the third recital to this Agreement.

      13. Subrogation. Upon payment of any amount under this Agreement, the Company shall be subrogated to the extent of such payment to all of the Indemnified Party's rights of recovery therefor and the Indemnified Party shall take all reasonable actions requested by the Company to secure such rights, including, without limitation, execution of all documents necessary to enable the Company to enforce such rights.

      14. Severability. In the event that any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

      15. Integration. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.


      16. Modification. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

      17. Notices. All notices given under this Agreement shall be in writing and delivered either (i) personally, (ii) by registered or certified mail (postage prepaid, return receipt requested), (iii) by recognized overnight courier service or (iv) by telecopy (if

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promptly followed by a copy delivered as provided in clauses (i), (ii) or (iii)
above), as follows:

         If to the Indemnified Party:  [NAME]
                                       [ADDRESS]

         If to the Company:            1600 Carling Avenue
                                       Ottawa, Ontario
                                       Canada  K1P 6L2
                                       Attention: Christopher DiFrancesco
                                       Vice President, Legal and General Counsel

Notices hereunder given as provided above shall be deemed to be duly given upon delivery if delivered personally, three business days after mailing if by registered or certified mail, one business day after mailing if by overnight courier service and upon confirmation of transmission if by telecopy.

      18. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the Province of Ontario.

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           IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                  COREL CORPORATION

                                  By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                       -------------------------------------
                                       [INDEMNIFIED PARTY]


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